Exhibit 99.2

LCNB Corp. and Subsidiaries

Financial Highlights

(Dollars in thousands, except per share amounts)

(Unaudited)

	Three Months Ended					Year Ended
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Condensed Income Statement
Interest income	$25,187	26,305	25,939	25,316	26,894	102,747	105,015
Interest expense	6,931	8,179	8,398	9,017	10,181	32,525	44,220
Net interest income	18,256	18,126	17,541	16,299	16,713	70,222	60,795
Provision for credit losses	1,510	211	18	197	649	1,936	1,962
Net interest income after provision for credit losses	16,746	17,915	17,523	16,102	16,064	68,286	58,833
Non-interest income	5,601	5,704	5,248	5,222	5,988	21,775	20,404
Non-interest expense	15,388	15,145	15,567	15,809	14,592	61,909	63,276
Income before income taxes	6,959	8,474	7,204	5,515	7,460	28,152	15,961
Provision for income taxes	1,303	1,538	1,285	906	1,340	5,032	2,469
Net income	$5,656	6,936	5,919	4,609	6,120	23,120	13,492

Supplemental Income Statement Information
Accretion income on acquired loans	$816	904	1,174	692	1,271	3,586	4,095
Amortization expenses on acquired interest-bearing liabilities	—	—	—	—	119	—	1,594
Tax-equivalent net interest income	18,297	18,169	17,584	16,338	16,754	70,388	60,956
Pre-provision, pre-tax net income	8,469	8,685	7,222	5,712	8,109	30,088	17,923

Per Share Data
Dividends per share	$0.22	0.22	0.22	0.22	0.22	0.88	0.88
Basic earnings per common share	$0.40	0.49	0.41	0.33	0.44	1.63	0.97
Diluted earnings per common share	$0.40	0.49	0.41	0.33	0.44	1.63	0.97
Book value per share	$19.30	19.02	18.59	18.26	17.92	19.30	17.92
Tangible book value per share	$12.45	12.15	11.69	11.34	10.96	12.45	10.96
Weighted average common shares outstanding:
Basic	14,106,778	14,097,414	14,085,764	14,051,310	14,027,043	14,086,379	13,764,985
Diluted	14,106,778	14,097,414	14,085,764	14,051,310	14,027,043	14,086,379	13,764,985
Shares outstanding at period end	14,193,577	14,186,204	14,175,241	14,166,915	14,118,040	14,193,577	14,118,040

Selected Financial Ratios
Return on average assets	1.01%	1.21%	1.04%	0.81%	1.04%	1.02%	0.57%
Return on average equity	8.22%	10.33%	9.09%	7.33%	9.60%	8.76%	5.49%
Return on average tangible common equity	12.78%	16.29%	14.54%	11.91%	15.67%	13.91%	9.05%
Dividend payout ratio	55.00%	44.90%	53.66%	66.67%	50.00%	53.99%	90.72%
Net interest margin (tax equivalent)	3.69%	3.57%	3.47%	3.25%	3.22%	3.50%	2.91%
Efficiency ratio (tax equivalent)	64.39%	63.44%	68.18%	73.33%	64.16%	67.17%	77.77%

Selected Balance Sheet Items
Cash and cash equivalents	$21,614	35,865	49,778	37,670	35,744
Debt and equity securities	280,565	292,604	302,935	305,644	306,795

Loans:
Commercial and industrial	$104,013	107,925	110,528	112,580	118,494
Commercial, secured by real estate	1,100,203	1,083,748	1,110,875	1,110,276	1,113,921
Residential real estate	469,574	454,918	459,473	463,379	456,298
Consumer	16,928	17,748	18,452	19,030	20,474
Agricultural	15,666	15,262	14,413	13,161	13,242
Other, including deposit overdrafts	210	267	171	133	179
Deferred net origination fees	(1,063)	(840)	(902)	(929)	(796)
Loans, gross	1,705,531	1,679,028	1,713,010	1,717,630	1,721,812
Less allowance for credit losses	13,704	12,170	12,108	12,124	12,001
Loans, net	$1,691,827	1,666,858	1,700,902	1,705,506	1,709,811

Loans held for sale	$1,718	4,018	6,026	6,098	5,556

	Three Months Ended					Year Ended
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$12,170	12,108	12,124	12,001	11,867
Provision for credit losses on loans	1,520	231	63	162	728
Losses charged off	(67)	(193)	(95)	(53)	(616)
Recoveries	81	24	16	14	22
Allowance for credit losses, end of period	$13,704	12,170	12,108	12,124	12,001

Total earning assets	$1,993,785	1,983,606	2,034,540	2,038,666	2,044,208
Goodwill	90,310	90,310	90,310	90,310	90,310
Core deposit intangibles	6,931	7,161	7,408	7,708	8,006
Mortgage servicing rights	2,340	2,519	2,698	2,908	3,098
Other non-earning assets	147,403	160,769	172,844	163,153	161,772
Total non-earning assets	246,984	260,759	273,260	264,079	263,186
Total assets	2,240,769	2,244,365	2,307,800	2,302,745	2,307,394
Total deposits	1,840,355	1,849,082	1,919,372	1,921,649	1,878,292
Long-term debt	104,428	104,717	105,000	104,637	155,153
Total shareholders’ equity	273,929	269,870	263,474	258,651	253,036
Equity to assets ratio	12.22%	12.02%	11.42%	11.23%	10.97%
Loans to deposits ratio	92.67%	90.80%	89.25%	89.38%	91.67%

Tangible common equity (TCE)	$176,689	172,399	165,756	160,633	154,721
Tangible common assets (TCA)	2,143,529	2,146,894	2,210,082	2,204,727	2,209,079
TCE/TCA	8.24%	8.03%	7.50%	7.29%	7.00%

Selected Average Balance Sheet Items
Cash and cash equivalents	$29,395	38,466	34,256	36,125	31,648	34,419	40,219
Debt and equity securities	285,810	298,341	302,475	304,033	311,323	297,720	311,476

Loans, including loans held for sale	$1,675,449	1,706,281	1,718,959	1,721,894	1,751,644	1,705,520	1,765,672
Less allowance for credit losses on loans	12,186	12,099	12,117	11,996	11,856	12,100	11,257
Net loans	$1,663,263	1,694,182	1,706,842	1,709,898	1,739,788	1,693,420	1,754,415

Total earning assets	$1,968,188	2,017,294	2,031,261	2,036,514	2,072,397	2,013,275	2,093,035
Goodwill	90,310	90,310	90,310	90,310	90,218	90,310	88,888
Core deposit intangibles	7,043	7,275	7,555	7,854	8,154	7,429	7,552
Mortgage servicing rights	2,520	2,699	2,908	3,099	3,296	2,805	3,663
Other non-earning assets	153,528	159,328	158,251	160,281	158,022	157,697	156,189
Total non-earning assets	253,401	259,612	259,024	261,544	259,690	258,241	256,292
Total assets	2,221,589	2,276,906	2,290,285	2,298,058	2,332,087	2,271,516	2,349,327
Total deposits	1,822,412	1,884,748	1,906,305	1,896,443	1,901,442	1,877,295	1,907,208
Short-term borrowings	—	52	63	72	11	47	18,987
Long-term debt	104,664	104,951	104,701	127,289	155,573	110,324	156,683
Total shareholders’ equity	272,856	266,489	261,193	255,120	253,727	263,970	245,568
Equity to assets ratio	12.28%	11.70%	11.40%	11.10%	10.88%	11.62%	10.45%
Loans to deposits ratio	91.94%	90.53%	90.17%	90.80%	92.12%	90.85%	92.58%

Asset Quality
Net charge-offs (recoveries)	$(14)	169	79	39	595	273	742
Other real estate owned	—	—	—	—	—

Non-accrual loans	$1,794	1,793	4,500	4,710	4,528
Loans past due 90 days or more and still accruing	530	163	271	181	90
Total nonperforming loans	$2,324	1,956	4,771	4,891	4,618

Net charge-offs to average loans	0.00%	0.04%	0.02%	0.01%	0.14%	0.02%	0.04%
Allowance for credit losses on loans to total loans	0.80%	0.72%	0.71%	0.71%	0.70%
Nonperforming loans to total loans	0.14%	0.12%	0.28%	0.28%	0.27%
Nonperforming assets to total assets	0.10%	0.09%	0.21%	0.21%	0.20%

	Three Months Ended					Year Ended
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Assets Under Management
LCNB Corp. total assets	$2,240,769	2,244,365	2,307,800	2,302,745	2,307,394
Trust and investments (fair value)	1,053,887	1,041,270	990,699	957,359	942,249
Mortgage loans serviced	333,518	341,548	348,003	354,593	397,625
Cash management	10,935	73,002	62,737	100,830	146,657
Investment services (fair value)	504,123	494,947	466,299	441,621	438,310
Total assets managed	$4,143,232	4,195,132	4,175,538	4,157,148	4,232,235

	Three Months Ended December 31,						Three Months Ended September 30,
	2025			2024			2025
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,675,449	23,131	5.48%	1,751,644	24,617	5.59%	1,706,281	24,163	5.62%
Interest-bearing demand deposits	6,058	122	7.99%	9,185	143	6.19%	12,416	183	5.85%
Interest-bearing time deposits	871	6	2.73%	245	—	—%	256	2	3.10%
Federal Reserve Bank stock	6,405	96	5.95%	6,414	193	11.97%	6,405	96	5.95%
Federal Home Loan Bank stock	20,710	418	8.01%	20,710	469	9.01%	20,710	452	8.66%
Investment securities:
Equity securities	5,087	61	4.76%	5,043	65	5.13%	5,072	37	2.89%
Debt securities, taxable	235,962	1,195	2.01%	260,429	1,251	1.91%	247,878	1,212	1.94%
Debt securities, non-taxable (2)	17,646	200	4.50%	18,727	197	4.18%	18,276	203	4.41%
Total earnings assets	1,968,188	25,229	5.09%	2,072,397	26,935	5.17%	2,017,294	26,348	5.18%
Non-earning assets	265,599			271,546			271,717
Allowance for credit losses	(12,198)			(11,856)			(12,105)
Total assets	$2,221,589			2,332,087			2,276,906

Interest-bearing demand and money market deposits	$625,175	2,283	1.45%	551,626	2,379	1.72%	638,825	2,693	1.67%
Savings deposits	357,676	205	0.23%	366,310	241	0.26%	359,481	206	0.23%
IRA and time certificates	369,494	3,126	3.36%	523,486	5,760	4.38%	420,508	3,958	3.73%
Short-term borrowings	—	—	—%	11	1	36.17%	52	1	7.63%
Long-term debt	104,664	1,318	5.00%	155,573	1,800	4.60%	104,951	1,321	4.99%
Total interest-bearing liabilities	1,457,009	6,932	1.89%	1,597,006	10,181	2.54%	1,523,817	8,179	2.13%
Demand deposits	470,067			460,020			465,934
Other liabilities	21,657			21,334			20,666
Equity	272,856			253,727			266,489
Total liabilities and equity	$2,221,589			2,332,087			2,276,906
Net interest rate spread (3)			3.20%			2.63%			3.05%
Net interest income and net interest margin on a taxable-equivalent basis (4)		18,297	3.69%		16,754	3.22%		18,169	3.57%
Ratio of interest-earning assets to interest-bearing liabilities	135.08%			129.77%			132.38%

(1)	Includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

	For the Year Ended December 31,
	2025			2024
	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,705,520	94,313	5.53%	1,765,672	96,477	5.46%
Interest-bearing demand deposits	9,592	577	6.02%	15,486	880	5.68%
Interest-bearing time deposits	443	14	3.16%	401	10	2.49%
Federal Reserve Bank stock	6,405	384	6.00%	6,143	369	6.01%
Federal Home Loan Bank stock	20,710	1,785	8.62%	19,460	1,641	8.43%
Investment securities:
Equity securities	5,064	173	3.42%	5,012	184	3.67%
Debt securities, taxable	247,671	4,876	1.97%	261,856	4,847	1.85%
Debt securities, non-taxable (2)	17,870	791	4.43%	19,005	768	4.04%
Total earnings assets	2,013,275	102,913	5.11%	2,093,035	105,176	5.03%
Non-earning assets	270,348			267,555
Allowance for credit losses	(12,107)			(11,263)
Total assets	$2,271,516			2,349,327

Interest-bearing demand and money market deposits	$609,615	9,686	1.59%	607,144	12,877	2.12%
Savings deposits	361,650	805	0.22%	368,401	1,028	0.28%
IRA and time certificates	437,913	16,657	3.80%	481,516	21,933	4.55%
Short-term borrowings	47	3	6.38%	18,987	1,117	5.88%
Long-term debt	110,324	5,374	4.87%	156,683	7,265	4.64%
Total interest-bearing liabilities	1,519,549	32,525	2.14%	1,632,731	44,220	2.71%
Demand deposits	468,117			450,147
Other liabilities	19,880			20,880
Equity	263,970			245,568
Total liabilities and equity	$2,271,516			2,349,326
Net interest rate spread (3)			2.97%			2.32%
Net interest income and net interest margin on a taxable-equivalent basis (4)		70,388	3.50%		60,956	2.91%
Ratio of interest-earning assets to interest-bearing liabilities	132.49%			128.19%

(1)	Includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited, dollars in thousands)

	December 31, 2025	December 31, 2024
	Unaudited	Audited
ASSETS:
Cash and due from banks	$18,353	20,393
Interest-bearing demand deposits	3,261	15,351
Total cash and cash equivalents	21,614	35,744
Interest-bearing time deposits	2,710	250
Investment securities:
Equity securities with a readily determinable fair value, at fair value	1,433	1,363
Equity securities without a readily determinable fair value, at cost	3,666	3,666
Debt securities, available-for-sale, at fair value	232,271	258,327
Debt securities, held-to-maturity, at cost, net of allowance for credit losses of $11 and $5 at December 31, 2025 and December 31, 2024, respectively	16,080	16,324
Federal Reserve Bank stock, at cost	6,405	6,405
Federal Home Loan Bank stock, at cost	20,710	20,710
Loans held-for-sale	1,718	5,556
Loans, net of allowance for credit losses of $13,704 and $12,001 at December 31, 2025 and December 31, 2024, respectively	1,691,827	1,709,811
Premises and equipment, net	39,196	41,049
Operating lease right-of-use assets	6,475	5,785
Goodwill	90,310	90,310
Core deposit and other intangibles, net	9,271	11,104
Bank-owned life insurance	55,424	54,002
Interest receivable	7,968	8,701
Other assets, net	33,691	38,287
TOTAL ASSETS	$2,240,769	2,307,394

LIABILITIES:
Deposits:
Noninterest-bearing	$466,094	459,619
Interest-bearing	1,374,261	1,418,673
Total deposits	1,840,355	1,878,292
Long-term debt	104,428	155,153
Operating lease liabilities	6,877	6,115
Accrued interest and other liabilities	15,180	14,798
TOTAL LIABILITIES	1,966,840	2,054,358

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value; authorized 19,000,000 shares; issued 17,409,085 and 17,329,423 shares at December 31, 2025 and December 31, 2024, respectively; outstanding 14,193,577 and 14,118,040 shares at December 31, 2025 and December 31, 2024, respectively	188,212	186,937
Retained earnings	151,938	141,290
Treasury shares at cost, 3,215,508 and 3,211,383 shares at December 31, 2025 and December 31, 2024, respectively	(56,071)	(56,002)
Accumulated other comprehensive loss, net of taxes	(10,150)	(19,189)
TOTAL SHAREHOLDERS' EQUITY	273,929	253,036
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,240,769	2,307,394

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
INTEREST INCOME:
Interest and fees on loans	$23,131	24,617	94,313	96,477
Dividends on equity securities:
With a readily determinable fair value	10	10	43	38
Without a readily determinable fair value	51	55	130	146
Interest on debt securities:
Taxable	1,195	1,251	4,876	4,847
Non-taxable	158	156	625	607
Other investments	642	805	2,760	2,900
TOTAL INTEREST INCOME	25,187	26,894	102,747	105,015

INTEREST EXPENSE:
Interest on deposits	5,613	8,380	27,148	35,838
Interest on short-term borrowings	—	1	3	1,117
Interest on long-term debt	1,318	1,800	5,374	7,265
TOTAL INTEREST EXPENSE	6,931	10,181	32,525	44,220
NET INTEREST INCOME	18,256	16,713	70,222	60,795

PROVISION FOR CREDIT LOSSES	1,510	649	1,936	1,962
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	16,746	16,064	68,286	58,833

NON-INTEREST INCOME:
Fiduciary income	2,517	2,308	9,531	8,445
Service charges and fees on deposit accounts	1,799	1,939	7,384	6,759
Net losses from sales of debt securities, available-for-sale	—	—	—	(214)
Bank-owned life insurance income	362	352	1,422	1,665
Net gains from sales of loans	763	1,236	2,937	3,433
Net other operating income	160	153	501	316
TOTAL NON-INTEREST INCOME	5,601	5,988	21,775	20,404

NON-INTEREST EXPENSE:
Salaries and employee benefits	8,770	8,585	35,496	35,170
Equipment expenses	384	379	1,517	1,584
Occupancy expense, net	936	810	3,983	3,725
State financial institutions tax	382	472	1,716	1,881
Marketing	291	343	1,223	1,047
Amortization of intangibles	230	304	1,075	1,142
FDIC insurance premiums, net	338	450	1,487	1,895
Computer maintenance and supplies	375	240	1,506	1,425
Contracted services	911	777	3,520	3,212
Merger-related expenses	—	66	140	3,442
Other non-interest expense	2,771	2,166	10,246	8,753
TOTAL NON-INTEREST EXPENSE	15,388	14,592	61,909	63,276
INCOME BEFORE INCOME TAXES	6,959	7,460	28,152	15,961
PROVISION FOR INCOME TAXES	1,303	1,340	5,032	2,469
NET INCOME	$5,656	6,120	23,120	13,492

Earnings per common share:
Basic	0.40	0.44	1.63	0.97
Diluted	0.40	0.44	1.63	0.97
Weighted average common shares outstanding:
Basic	14,106,778	14,027,043	14,086,379	13,764,985
Diluted	14,106,778	14,027,043	14,086,379	13,764,985